JONES LANG LASALLE®

Real value in a changing world

Investor Presentation May 2011 ..40,000 employees….185 offices….60 countries….1 global platform.. Exhibit 99.1

Forward looking statements

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of
Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements.
Factors that could cause actual results to differ materially include those discussed under “Business,” “Risk Factors,”
“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and
Qualitative Disclosures about Market Risk,” “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2010 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors.  Statements speak only as of the date of this presentation. Jones
Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.
© Jones Lang LaSalle IP, Inc. 2011. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc.

Table of Contents I. Company Description II. Financial Overview III. Market Environment IV. Global Growth Strategy V. 2011 Priorities 3

Company Description

Jones Lang Wootton founded in London
1783 1968 1997
1999
LaSalle Partners founded, operating primarily in the  Americas
LaSalle Partners initial public offering
LaSalle Partners and Jones Lang Wootton merge to create Jones Lang LaSalle
Integrated global platform (NYSE ticker “JLL”)
Jones Lang LaSalle
Company history
Present 2008
The Staubach Company and Jones Lang LaSalle combine operations
Largest merger in JLL history transforms U.S. local markets position
•
Integrated global services platform
•
Industry-leading research
•
Superior client relationship management
•
Consistent service delivery
•
Innovative solutions to maximize value
•
Strong brand
•
Investment grade balance sheet

Leasing
Capital
Markets
& Hotels
Property
& Facility
Mgmt.
Project &
Development
Services
Advisory
&
Consulting
Investment
Management
$2.9B
2010
Revenue

FY 2010 FY 2009
Americas 43% 42%
EMEA 25% 26%
Asia Pacific 23% 22%
LaSalle Investment Mgmt. 9% 10%
Consolidated 100% 100%
Jones Lang LaSalle
(1)
Excludes equity losses
2010 Revenue = $2.9 billion
… And Global Market Reach
Diversified Service Lines…
•
Consolidator in a consolidating industry - more than
30 mergers and acquisitions since 2005
•
Corporate Solutions driving growth and providing
annuity revenue as outsourcing trend continues
•
LaSalle Investment Management - a premier global
investment manager winning new mandates
•
Cash generating business model with investment
grade balance sheet
`
Revenue by Segment (1)
Medium-term outlook continues to benefit from cyclical recovery

United
States 44%
United
Kingdom
11%
Continental
Europe
15%
Greater China
5%
Developing &
Other Countries
10%
Japan  4%
India 4%
Australia
7%
Property &
Facility
Management
24%
Project &
Development
Services
12%
LaSalle
Inv.
Mgmt.
9%
Advisory
Consulting &
Other 11%
Leasing
34%
Capital
Markets
10%

More than 30 acquisitions since 2005
Market Share and Service Line Expansion
•
Middle Market Corporate Solutions
•
Leasing
•
Capital Markets
•
Property Management
•
Project & Development Services
•
Retail
•
Industrial
•
Energy & Sustainability Services
•
Infrastructure
•
Hospital / Healthcare
Market share growth
Product and services expansion

EMEA
Americas
Asia
Pacific
RL Davis
Leechiu
Creer
NSC
Sallmanns
Shore Industrial
Meghraj
Rogers Chapman
Littman Partnership
RSP Group
Area Zero
Hargreaves Goswell
Troostwijk Makelaars
KHK Group
Camilli & Veiel
GVA
Upstream
Tetris
Creevy LLH Ltd.
Brune
Alkas
Kemper’s
Churston Heard
Staubach
Spaulding & Slye
Zietsman
Klatskin
CRA
Standard Group
ECD
HIA TCF
Strengthening
our platform
and
connecting
our people
Asset Realty Managers
GGP
PCA
RECF

$40.6 B $49.7 B $46.2 B AUM
($ millions)
$39.9 B
2005 to 2010 Advisory Fees: 13% Compound Annual Growth Rate
LaSalle Investment Management
A decade of accomplishments
$41.3 B $29.8 B
Global Financial Crisis Stabilized Advisory Fees Building Advisory Fees in Healthy Markets

•
Global
platform:
More than 300 institutional clients worldwide - investor base greater than 90% institutional
•
Investment
Expertise:
Core, value add, opportunistic private investing across major property types
•
Consistent client service delivery system - worldwide
•
Fully integrated global management team, compensation linked to growth in high-margin advisory revenue
•
Results:
Ability to weather global property cycles, annuity revenue growth financial stability, achieved scalable operations
2005
2006
2007 2008
2009
2010
$0
$50
$100
$150
$200
$250
$300
$127.8
$178.1
$245.1
$277.9
$242.2
$237.5

Jones Lang LaSalle
More than 40,000 employees driving growth across service lines
LEED-accredited professionals
585
Property and corporate facilities
under management (s.f.)
1.8B
Investment assets
under management
$41B
Tenant representation
transactions (s.f.)
8,400 transactions
159M
Agency leasing transactions (s.f.)
19,400 transactions
323M
Annual energy savings for
clients
$125M
Global JLL Hotels Activity
$4.1B
Property & Facility
Management 24%
Project &
Development
Services 12%
LaSalle Inv.
Mgmt. 9%
Advisory
Consulting &
Other 11%
Leasing 34% Capital
Markets 10%
Global JLL Capital Markets
Activity
$33B

Financial Overview

•
Record revenue of $2.9 billion , up 18% over 2009
•
Global Leasing revenue reaches $1 billion; up
28% over 2009
•
Property & Facility Management currently 24% of
global revenue
•
LaSalle Investment Management raised $5 billion
in net capital commitments; AUM = $41 billion
•
Adjusted operating income margin of 9.1% vs.
6.6% in 2009
Demonstrating competitive strength
Consolidated Earnings Scorecard
2010 Highlights
FY 2010 FY 2009
Revenue $2.9B $2.5B
% change 18% (8%)
Net Income $154M ($4M)
Adjusted Net Income
(1)
$166M $70M
Earnings Per Share $3.48 ($0.11)
Adjusted Earnings Per Share
(1)
$3.77 $1.75
Adjusted EBITDA $336M $238M
Adjusted EBITDA margin 11.5% 9.6%
Market Capitalization $3.6B $2.5B
(1)
Adjusted for restructuring and non-cash co-investment charges

22%
2009
2010

13%
$643.7
$728.8
2009
2010

26%
$538.9
$678.5
2009
2010

18%
$207.6
$245.4
2009
2010

$2,480.7
$2,925.6
2009
2010

JONES LANG LASALLE

FY 2010 Revenue Performance
Note: Equity losses of $58.9M and $11.4M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
($ in millions)
Americas EMEA Asia Pacific
Consolidated
18%
LaSalle
$1,031.6
$1,261.5

↑	↑	↑	↑
	↑	↑	↑	↑
	↑	↔	↑	↑
	↔	↑	↑	↑
	↔	↔	↑	↔
	↑	↑	↑	↑

JONES LANG LASALLE

Asia Pacific Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$637.9
$84.1
$269.4
$158.9
$110.9
$1,261.2
28%
120%
19%
1%
1%
22%
$202.6
$141.2
$142.9
$115.0
$127.2
$728.9
17%
32%
5%
6%
4%
13%
$159.4
$80.4
$303.7
$63.5
$71.4
$678.4
42%
38%
14%
44%
17%
25%
$999.9
$305.7
$716.0
$337.4
$309.5
$2,668.5
28%
50%
14%
8%
5%
20%
Total RES
Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).
2010 Real Estate Services Revenue
($ in millions)

$125
$227
$241
$133
$247
$373
$108
$173
$500
$159
$203
$638
2007
2008
2009
2010

$104
$339
$114
$60
$196
$61
$58
$107
$38
$81
$141
$84
2007
2008
2009
2010

JONES LANG LASALLE

Q1 2011:      26%
(1)
$593
$781
$753
$557
$317
$203
($ in millions)
Q1 2011:      23%
(1)
Full Year Comparison
(1)
Compared to Q1 2010
Full Year Comparison
($ in millions)
Leasing Capital Markets
$1,000
$306
Local and Regional Real Estate Services
Leasing and Capital Markets capturing incremental revenue
Asia Pacific
EMEA
Americas

↑	↔	↑	↑
	↑	↑	↔	↑
	↑	↔	↑	↑
	↑	↑	↑	↑
	↓	↑	↑	↔
	↑	↑	↑	↑

Jones Lang LaSalle

Asia Pacific Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$143.1
$19.8
$66.7
$37.2
$20.7
$287.5
35%
108%
15%
18%
9%
26%
$37.2
$28.7
$35.9
$38.4
$28.0
$168.2
4%
10%
4%
48%
8%
11%
$29.8
$17.5
$83.9
$18.1
$16.2
$165.5
17%
5%
24%
69%
7%
22%
$210.1
$66.0
$186.5
$93.7
$64.9
$621.2
23%
26%
16%
37%
21%
Total RES
Revenue
2%
Q1 2011 Real Estate Services Revenue
($ in millions)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

Acquisitions &
Deferred Obligations
30%
Co-Investment
4%
Net Debt
Repayment
35%
Dividends & Other
Financing 7%
Cash Interest 4%
Cash Paid Taxes
9%
Capital Expenditures
11%

JONES LANG LASALLE

Solid Cash Flows and Balance Sheet
($ in millions)
Positioned to drive growth and investment
2010 Free Cash Flow (1)
(1)
Free cash flow calculated as EBITDA plus non-cash charges and change in working capital
Investment grade balance
sheet
Effective tax management
(24% effective tax rate)
Disciplined CapEx spending
Opportunity to grow and
invest in the business

$440

Solid Cash Flows and Balance Sheet Position
•
Healthy position after Q1 2011
incentive compensation payments
•
Net debt repayment of $184 million
over the last twelve months
•
Cash interest expense of $1.8 million,
down 51% from Q1 2010 expense of
$3.7 million
•
Investment grade ratings:
Standard & Poor’s:
BBB- (Outlook: Stable)
Moody’s Investor Services:
Baa2 (Outlook: Stable)
Cash Flows
Q1 2011 Q1 2010
Cash from Earnings $42 $46
Working Capital (239)          (192)
Cash used in Operations ($197) ($146)
Primary Uses
Capital Expenses
(1)
(17) (5)
Acquisitions & Deferred Payment Obligations (25) (27)
Co-Investment (2) (10)
Dividends - -
Net Cash Outflows ($44) ($42)
Net Share Activity & Other Financing (4)             (5)
Net Bank Debt  (Borrowings) / Repayments ($245) ($193)
Balance Sheet
Q1 2011 Q1 2010
Cash $101 $60
Short Term Borrowings 42              47
Credit Facility 278            335
Net Bank Debt $219 $322
Deferred Business Obligations 293           374
Total Net Debt $512 $696
($ in millions)
(1)
Capital Expenditures for Q1 2011 and Q1 2010 net of tenant improvement allowances received were $16 million and $4 million, respectively
Q1 2011 Highlights

Market Environment

Increasingly synchronized recovery
Capital Markets Leading Real Estate Fundamentals
Americas
EMEA
Asia Pacific
As of Q1 2011
Capital Values
Leasing Fundamentals
The Jones Lang LaSalle Property Clocks
SM

San Francisco,
Singapore
New York,
San Francisco
Singapore
New York, Shanghai
Moscow, Stockholm
Beijing,
Hong Kong,
Washington DC
Chicago
Amsterdam,
Dallas
Sao Paulo,
London
Detroit
Seoul
Milan
Berlin, Paris
Brussels
Mumbai, Tokyo
Stockholm
Dallas, Milan
Detroit
Seoul, Tokyo
Brussels, Mumbai
Capital Value
growth slowing
Capital Value
falling
Capital Value
growth
accelerating
Capital Value
bottoming out
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Sydney, Toronto
Shanghai
Beijing
Toronto,
Moscow
Amsterdam,
Hong Kong,
Washington DC,
Sao Paulo
Chicago
London
Berlin, Paris, Sydney

Hong Kong
Singapore
Shanghai
Sao Paulo
Moscow
London
Washington DC
San Francisco
Paris
Mumbai
Sydney
New York
Chicago
Toronto
Brussels
Amsterdam
Frankfurt
Tokyo
Los Angeles
Madrid
Mexico City
Dubai
-25
-20
-15
-10
-5
0
5
10
15
20
25
30
35
40

JONES LANG LASALLE

% change
Based on rents for Grade A space in CBD or equivalent. In local currency.
Source: Jones Lang LaSalle, April 2011 Global Market Perspective
Americas Europe Asia Pacific
Q1 2010 – Q1 2011 rental change
Prime Offices

Global Markets Perspective
Prime offices – projected value change in 2011
*New York – Midtown, London – West End. Nominal rates in local currency.
Source: Jones Lang LaSalle, April
2011 Global Market Perspective
Capital Values Rental Values
+ 10-20%
+ 5-10%
+ 0-5%
- 0-5%
- 5-10%
+ 20%
- 10-20%
Click here
to see the JLL 2011 Real Estate Outlook, including our Top 10 trends for 2011

Shanghai, Singapore, Washington DC
San Francisco, London*, New York*,
Toronto, Sao Paulo
Paris, Mumbai
Sydney
Frankfurt, Amsterdam
Chicago, Los Angeles
Madrid
Paris, Chicago
Los Angeles, Mumbai
Sydney, Frankfurt,
Amsterdam, Mexico City
Madrid
Hong Kong, Moscow
Dubai Dubai
Hong Kong, Moscow
San Francisco, Washington DC
Brussels, Tokyo
Mexico City
Brussels, Tokyo
Shanghai, Singapore
New York*, Toronto
Sao Paulo, London*

Global Growth Strategy

Jones Lang LaSalle
Global strategy for renewed growth
G5
G1
G2
G4
G3
Build our leading local and regional market positions
Grow our leading positions in Corporate Solutions
Capture the leading share of global capital flows for investment sales
Strengthen LaSalle Investment Management’s leadership position
Connections: Differentiate by connecting across the firm, and with clients

Merger Impact: Tenant Representation Market Leadership
•
Reinforced JLL’s position as the high quality brand for occupier clients
•
Significantly improved our market position; 990 brokers in the field today; up more than 200% over 2007
•
Attained a market leading tenant representation position in 27 markets (vs. 6 markets in 2007)
•
Built Industrial market presence; 220 professional brokers in 40 markets; #3 or better in top 8 markets
Local and Regional Services
G1
Staubach merger transforms U.S. local markets position
2007
Americas Leasing revenue growth of 29% in 2010
Southern
California
(excluding San
Diego)
Philadelphia
Boston
Atlanta
Northern
New Jersey
Chicago
Raleigh/Durham
DC Metro
San Francisco
Silicon Valley
Charlotte
Dallas / Ft.
Worth
New York
2010
Silicon Valley
San Francisco
Seattle
Sacramento
West Palm Beach
Orlando
Tampa
Westchester
Richmond
Baltimore
Market Leader – #1-2-3
Offices
As of Year End ‘10; Market share based on SF of completed deals of 10,000+ SF
Source: JLL Research & CoStar

Raleigh/Durham
Denver
Atlanta
Houston
Los Angeles
Orange County
Phoenix
Charlotte
San Diego
Suburban
Maryland
Dallas / Ft.
Worth
Philadelphia
Boston CBD
New York
Northern
New Jersey
Chicago CBD
Northern VA
Chicago Suburbs
Boston
Suburbs/
Cambridge
Ft Lauderdale
Miami

G1

Valuation
Capital Markets
Corporate Solutions
Leasing
Property Management
Research & Consulting
Tenant Representation
Retail Intelligence
Client
Retail Intelligence

JONES LANG LASALLE

Local and Regional Services
European retail acquisitions providing scale in key markets
•
Managing 81 million sq ft of retail assets
•
Leasing 75 million sq ft of space in 200 shopping centers
•
Valuation of 450 shopping centres of 97 million sq ft
•
More than 1,000 dedicated retail staff across Europe
•
EMEA’s only dedicated regional retail capital markets
team, with more than 80 professionals working in more
than 12 markets
Over €1.3bn
in Multi Portfolio
acquisition
Over €513m
in 2 acquisitions
3.6m sq ft
11 Shopping Centres
Over €2.5 bn
disposal advice
EMEA Retail revenue = approximately 20% of Total EMEA revenue in 2010
Select EMEA Retail highlights:
Approx.
€2.5 bn
valued quarterly

Fully integrated approach
maximizing client value

Leading position with unique expertise across services & geographies
•
Accelerate new client wins and innovate for existing clients to broaden relationship
- 60 new wins, 33 expansions and 32 renewals in 2010
- More than 700 million sq ft under management as of December 31, 2010; 18% compound annual growth rate over the past 5 years
•
Target new industry segments for continued market share growth
- Replicate Financial/Pharma/IT success
Global Corporate Solutions
Integrated
Facility
Management
Transaction
Management
Project
Management
Lease
Administration
Mobile
Engineering
Energy &
Sustainable
Services
Strategic
Consulting
Corporate
Finance /
CMG
Client
Relationship
Management
G2
Corporate
Retail
Services
2010 Highlights
•
Property & Facility Management revenue up
14% vs. 2009
•
Project & Development Services revenue up 8%
vs. 2009; corporates starting to re-open capital
expenditure budgets

G2

ASIA PACIFIC COMMERCIAL PROPERTY AWARDS
in association with
Bloomberg
TELEVISION
★★★★★
BEST PROPERTY CONSULTANCY THAILAND
Jones Lang LaSalle
2010

PROPERTY AWARDS
HONOURING REAL ESTATE EXCELLENCE

Jones Lang LaSalle

Asia Pacific gaining share with local and multinational corporates Global Corporate Solutions Alcatel-Lucent Philips Sanyo Wipro Infosys Sony Telestra AFP Centrelink Fonterra Citi Merck 27

350
300
250
200
150
100
50
0
($ in billions)
Americas
Europe
Asia Pacific
2005
2006
2007
2008
2009
2010
2011 Projection

JONES LANG LASALLE

2010 Highlights
Capture Global Capital Flows for Investment Sales
Positioned to leverage leading share as markets recover
G3
Source: Jones Lang LaSalle
•
Volumes continuing cyclical recovery
•
Demand high for core products;
supply remains constrained
•
Global Hotels business gaining
momentum; captured $4.1B of $24.3B
total deal volume in 2010
2011 volumes expected to increase a further 35-40%
Direct Commercial Real Estate Investment, 2005-2011
For more information on Jones Lang LaSalle Hotels, visit www.joneslanglasallehotels.com.

Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Investment
Sales
Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Investment
Sales
Connecting
clients to
innovative
solutions
Connecting
clients to
innovative
solutions
+60%
+30%
+15-20%

Separate Accounts $17.2
Fund Management $16.3
Public Securities $9.5

•
$5 billion of net new capital raised in 2010, 2
nd
best year in
LaSalle history
•
Strong capital raising continues, $1.5 billion of net new capital commitments in Q1 2011
•
Momentum continues with new separate account mandates
New Business Activity
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $11.0 Above benchmark
Continental Europe $4.3 Return: +1x equity
North America $10.2 Above benchmark
Asia Pacific $8.0 Return: +1x equity
Public Securities $9.5 Above benchmark
Total Q1 2011 AUM $43.0 B
AUM by Fund type
($ in billions)
A premier global investment manager
LaSalle Investment Management G4
Note: AUM data reported on a one-quarter lag

Connecting
JLL to add
value for
clients
JLL
Brand
Market
Knowledge &
Experience
Thought
Leadership &
Research
Colleagues
Sharing
Relationships
Extensive
Capabilities
& Products
Client First
www.joneslanglasalle.com
G5
Technology
JLL OneView
Connecting Across the Firm and With Clients
Technology enabling value added connections

Bank of America

MOTOROLA

McDonald's

Coca-Cola

Sun microsystems

xerox

HSBC

INNOVATE EDUCATE INSPIRE
USGBC

ENERGY STAR AWARD 2011
PARTNER OF THE YEAR

JONES LANG LASALLE

Energy and Sustainability Services
Energy conservation and cost savings a growing priority
“I chose Ray Quartararo and Jones
Lang LaSalle because of our
successful history together taking on
and figuring out difficult projects and
the company’s deep sustainability
expertise and track record.”
--Anthony E. Malkin, Building Owner,
Empire State Building Company
• Nearly 600 LEED Accredited Professionals
• 116 LEED projects globally, including
• 1
st
LEED Platinum high-rise; One Bryant Park, New York
• 1 LEED building registered in India; Sohrabji Godrej Green
• 1 LEED-EB O&M multi-tenant building in the U.S.; 550 W.
Washington, Chicago
• Documented over $125M in energy savings for clients
• Reduced 563,000 tons of greenhouse gas emissions
• Equivalent to the emissions of nearly 70 million gallons of gasoline consumed
Making an Impact
G5

st
st

2011 Priorities

15%
10%
5%
0%
14.7%
11.9%
10.0%
6.7%
9.6%
6.6%
11.5%
9.1%
15.0%
12.0%
2007
2008
2009
2010
Medium term Target

JONES LANG LASALLE

2011 Priorities
Enhance margin and strengthen income quality
Margin Performance
•
Leverage strengthening local markets positions
•
Continue growing scale in Corporate Solutions
•
Maintain LaSalle Investment Management’s stable advisory fee margins;
enhance with transaction and incentive fees
•
Grow operating margin to medium term target of 12%
Historic Adjusted Operating Income Margin Historic Adjusted EBITDA Margin
Note: Adjusted Operating Income excludes restructuring charges, adjusted EBITDA excludes restructuring charges and non-cash co-investment charges.  2007 results have been adjusted to exclude significant advisory fees from one large corporate portfolio.

- Align with our G5 *strategy*
- Benefit our *clients'* best interests
- Fit our *culture*
- Meet our *financial* goals

JONES LANG LASALLE

Opportunity Target
Secure market leadership – Goal to be #1, #2 or
#3 in targeted local and regional market services
Provide specialized technical services to
Corporate Solutions outsourcing clients
Capture recovering cross-border capital flows and
strengthen Hotels market
Maximize opportunities created by financial
regulatory legislation and financial crisis fallout
Differentiate by connecting across the firm, and
with clients
Strategy
G1
G2
G3
G4
G5

2011 Priorities and Consolidation Opportunities
Capture opportunities reappearing in the marketplace
Financial Objective
•
Major growth to
shareholders
•
Accretive within
12-18 months
•
Maintain
investment grade
strength

2011 WORLD'S MOST ETHICAL COMPANIES
WWW.ETHISPHERE.COM

2011 The Global Outsourcing 100
IAOP

ENERGY STAR AWARD 2011
PARTNER OF THE YEAR

FIFTY OUT FRONT
diversityMBA MAGAZINE

FORTUNE
WORLD'S MOST ADMIRED COMPANIES 2011

EUROMONEY
Real Estate Awards 2009

2008 GLOBAL PERE AWARDS
Global Firm of the Year

JONES LANG LASALLE

Market Trends
Early stages of cyclical recovery
Leverage leading global market positions for improved
transactional revenue
Jones Lang LaSalle Opportunity
Outsourcing trend continuing and
broadening across sectors
Continue Corporate Solutions leadership; capture emerging
sectors (e.g. Healthcare, Government and Infrastructure)
Strongest real estate asset managers
attracting capital
LaSalle raised $5 billion of net new capital in 2010; strong reputation and good momentum entering 2011
Industry consolidation resuming Pursue growth within G5 strategy and financial objectives
Jones Lang LaSalle
Leading brand well positioned for growth

Appendix

FY 2010 FY 2009
GAAP net income (loss) $     153.5 $       (4.1)
Shares (in 000's) 44,084 38,543
GAAP earnings (loss) per share $      3.48 $     (0.11)
GAAP net income (loss) $     153.5 $       (4.1)
Restructuring, net of tax 4.9 35.6
Non-cash co-investment charges, net of tax 7.9 38.5
Adjusted net income $     166.3 $      70.0
Shares (in 000's) 44,084 40,106
Adjusted earnings per share $       3.77 $      1.75
($ in millions)
Reconciliation of GAAP Net Income (Loss) to
Adjusted Net Income
Note: Basic shares outstanding are used in the calculation of GAAP EPS for the twelve months ending December 31, 2009, as the use of dilutive shares outstanding would cause that EPS calculation to be anti-dilutive.
Return to Consolidated Earnings Scorecard

($ in millions)
Reconciliation of GAAP Operating Income to Adjusted
Operating Income and Net Income (Loss) to EBITDA
and Adjusted EBITDA
FY 2010 FY 2009
GAAP Operating Income $     260.7 $     116.4
Restructuring charges 6.4 47.4
Adjusted Operating Income $     267.1 $     163.8
Net income (loss) $     153.5 $       (4.1)
Interest expense, net of interest income 45.8 55.0
Provision (benefit) for income taxes 49.0 5.7
Depreciation and amortization 71.6 83.3
EBITDA $     319.9 $     139.9
Non-cash co-investment charges 10.4 51.3
Restructuring 6.4 47.4
Adjusted EBITDA $     336.7 $     238.6
Return to Consolidated Earnings Scorecard

FY 2010 FY 2009
Net Income (Loss) $154 ($4)
Interest Expense, net of interest income 46 55
Provision (benefit) for income taxes 49 6
Depreciation and amortization 72 83
EBITDA $321 $140
Change in working capital 68 7
Deferred Compensation Amortization and
non-cash co-investment charges 51 97
Free Cash Flow $440 $244
($ in millions)
Reconciliation of GAAP Net Income (Loss) to
EBITDA and Free Cash Flows
Return to Free Cash Flow Chart